Exhibit 99.3

September 2011

QUARTERLY FINANCIAL SUPPLEMENT

Investment Community Member:

To assist in your financial analysis, the following supplement of most requested information concerning Fifth Third Bancorp is provided.

Numbers are unaudited for quarterly information.

If you need further information, please fax or e-mail your request to Fifth Third’s Investor Relations Department at (513) 534-3945 or IR@53.com

Jim Eglseder	Rich Rosen
VP / Investor Relations	VP / Investor Relations
(513) 534-8424	(513) 534-3307

Quarterly Data

	Three Months Ended
	September 30, 2011	June 30, 2011	March 31, 2011	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010	December 31, 2009
Ratios (percent)
Return on assets	1.34	1.22	0.97	1.18	0.84	0.68	(0.04)	(0.35)
Return on average common equity	11.9	11.0	3.1	10.4	6.8	5.2	(3.0)	(6.3)
Average equity as a percent of average assets	11.33	11.12	11.77	12.52	12.38	12.04	11.92	12.31
Net interest margin (a)	3.65	3.62	3.71	3.75	3.70	3.57	3.63	3.55
Efficiency (a)	60.4	59.1	62.5	62.6	56.2	62.1	62.6	63.1
Net losses charged off as a percent of average loans and leases	1.32	1.56	1.92	1.86	4.95	2.26	3.01	3.62
Allowance for loan and lease losses as a percent of loans and leases	3.08	3.35	3.62	3.88	4.20	4.85	4.91	4.88
Allowance for credit losses as a percent of loans and leases	3.32	3.61	3.89	4.17	4.51	5.18	5.25	5.27
Nonperforming assets as a percent of loans, leases and other assets, including OREO (b)	2.44	2.66	2.73	2.79	2.72	3.87	4.02	4.22
Allowance for loan and lease losses as a percent of nonperforming assets (b)	125.46	125.19	131.94	138.18	153.41	124.40	121.50	115.55
Allowance for credit losses as a percent of nonperforming assets (b)	135.11	134.65	141.86	148.62	164.54	132.97	129.80	124.63
Common Share Data
Earnings per share	$0.41	$0.36	$0.10	$0.34	$0.22	$0.16	$(0.09)	$(0.20)
Earnings per diluted share	$0.40	$0.35	$0.10	$0.33	$0.22	$0.16	$(0.09)	$(0.20)
Cash dividends per common share	0.08	0.06	0.06	0.01	0.01	0.01	0.01	0.01
Book value per share	13.73	13.23	12.80	13.06	12.86	12.65	12.31	12.44
Common shares outstanding, excluding treasury	919,778,512	919,818,137	918,728,008	796,272,522	796,283,198	796,319,712	794,816,131	795,068,164
Market price per share:
High	$13.09	$14.15	$15.75	$15.11	$13.81	$15.95	$14.05	$10.92
Low	9.13	11.88	13.25	11.71	10.64	12.00	9.81	8.76
End of period	10.10	12.75	13.89	14.68	12.03	12.29	13.56	9.75
Supplemental Data
Common dividends declared ($ in millions)	$73	$55	$55	$8	$8	$8	$8	$8
Full-time equivalent employees	21,172	20,953	20,837	20,838	20,667	20,479	20,038	20,998
Banking centers	1,314	1,316	1,310	1,312	1,309	1,309	1,309	1,309
ATMs	2,437	2,456	2,453	2,445	2,390	2,362	2,364	2,358

(a)	Presented on a fully taxable equivalent basis (FTE).
(b)	Excludes nonperforming assets held for sale.

Quarterly Data

	Three Months Ended
	September 30, 2011	June 30, 2011	March 31, 2011	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010	December 31, 2009
Income Statement ($ in millions)
Interest income (FTE)	$1,059	$1,050	$1,065	$1,109	$1,130	$1,121	$1,147	$1,147
Interest expense	157	181	181	190	214	234	246	265

Net interest income (FTE)	902	869	884	919	916	887	901	882
Provision for loan and lease losses	87	113	168	166	457	325	590	776
Noninterest income:
Service charges on deposits	134	126	124	140	143	149	142	159
Investment advisory revenue	92	95	98	93	90	87	91	86
Corporate banking revenue	87	95	86	103	86	93	81	89
Mortgage banking net revenue	178	162	102	149	232	114	152	132
Card and processing revenue	78	89	80	81	77	84	73	76
Other noninterest income	64	83	81	55	195	85	74	107
Securities gains, net	26	6	8	21	4	8	14	2
Securities gains, net - non-qualifying hedges on mortgage servicing rights	6	—	5	14	—	—	—	—

Total noninterest income	665	656	584	656	827	620	627	651
Noninterest expense:
Salaries, wages and incentives	369	365	351	385	360	356	329	331
Employee benefits	70	79	97	73	82	73	86	69
Net occupancy expense	75	75	77	76	72	73	76	75
Technology and communications	48	48	45	52	48	45	45	47
Equipment expense	28	28	29	32	30	31	30	31
Card and processing expense	34	29	29	26	26	31	25	27
Other noninterest expense	322	277	290	343	361	326	365	387

Total noninterest expense	946	901	918	987	979	935	956	967

Income (loss) before income taxes (FTE)	534	511	382	422	307	247	(18)	(210)
Taxable equivalent adjustment	4	5	5	5	4	5	4	4

Income (loss) before income taxes	530	506	377	417	303	242	(22)	(214)
Applicable income tax (benefit)	149	169	112	83	65	50	(12)	(116)

Net income (loss)	$381	$337	$265	$334	$238	$192	$(10)	$(98)
Less: Net income attributable to noncontrolling interests	—	—	—	1	—	—	—	—

Net income (loss) attributable to Bancorp	$381	$337	$265	$333	$238	$192	$(10)	$(98)
Dividends on preferred stock	8	9	177	63	63	62	62	62

Net income (loss) available to common shareholders	$373	$328	$88	$270	$175	$130	$(72)	$(160)

Regulatory Capital Data ($ in millions) (a)
Tier I capital	$12,266	$11,972	$12,129	$13,965	$13,698	$13,462	$13,297	$13,428
Tier II capital	4,397	4,112	4,046	4,213	4,379	4,279	4,120	4,207

Total risk-based capital	$16,663	$16,084	$16,175	$18,178	$18,077	$17,741	$17,417	$17,648

Risk-weighted assets	$102,562	$100,320	$99,392	$100,561	$98,904	$98,604	$99,281	$100,933

Tier I capital ratio	11.96%	11.93%	12.20%	13.89%	13.85%	13.65%	13.39%	13.30%
Total risk-based capital ratio	16.25%	16.03%	16.27%	18.08%	18.28%	17.99%	17.54%	17.48%
Tier I leverage ratio	11.08%	11.03%	11.21%	12.79%	12.54%	12.24%	12.00%	12.34%
Tier I common equity ratio	9.33%	9.20%	8.99%	7.48%	7.34%	7.17%	6.96%	6.99%

(a)	Current period regulatory capital data and ratios are estimated.

Quarterly Data

	As of
	September 30, 2011	June 30, 2011	March 31, 2011	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010	December 31, 2009
Balance Sheet ($ in millions, except share data)
Assets
Cash and due from banks	$2,348	$2,380	$2,121	$2,159	$2,215	$2,216	$2,133	$2,318
Available-for-sale and other securities	16,227	15,502	15,135	15,414	15,975	16,021	16,935	18,213
Held-to-maturity securities	337	344	346	353	354	354	355	355
Trading securities	189	217	216	294	320	270	305	355
Other short-term investments	2,028	1,370	2,481	1,515	3,271	4,322	3,904	3,369

Total cash and securities	21,129	19,813	20,299	19,735	22,135	23,183	23,632	24,610
Loans held for sale	1,840	1,185	1,291	2,216	2,733	2,150	1,607	2,067
Portfolio loans and leases	79,216	77,967	77,465	77,491	76,009	76,232	77,423	76,779

Total loans and leases	81,056	79,152	78,756	79,707	78,742	78,382	79,030	78,846
Allowance for loan and lease losses	(2,439)	(2,614)	(2,805)	(3,004)	(3,194)	(3,693)	(3,802)	(3,749)
Bank premises and equipment	2,410	2,395	2,389	2,389	2,377	2,374	2,384	2,400
Operating lease equipment	462	492	513	479	470	489	492	499
Goodwill	2,417	2,417	2,417	2,417	2,417	2,417	2,417	2,417
Intangible assets	45	49	55	62	72	83	94	106
Servicing rights	662	847	894	822	599	646	725	700
Other real estate owned	447	488	514	506	504	454	399	300
Other assets	8,716	7,766	7,453	7,894	8,200	7,690	7,280	7,251

Total assets	$114,905	$110,805	$110,485	$111,007	$112,322	$112,025	$112,651	$113,380

Liabilities
Deposits:
Demand	$24,547	$22,589	$22,066	$21,413	$20,109	$19,256	$19,482	$19,411
Interest checking	18,616	18,072	18,597	18,560	17,225	17,759	19,126	19,935
Savings	21,673	21,764	21,697	20,903	20,260	19,646	19,099	17,898
Money market	5,448	4,859	5,184	5,035	5,064	4,666	4,782	4,431
Foreign office	3,139	3,271	3,569	3,721	3,807	3,430	2,844	2,454
Other time	5,439	6,399	7,043	7,728	9,379	10,966	11,643	12,466
Certificates - $100,000 and over	3,092	3,642	4,160	4,287	5,515	6,389	6,596	7,700
Other foreign office	93	2	1	1	3	3	2	10

Total deposits	82,047	80,598	82,317	81,648	81,362	82,115	83,574	84,305
Federal funds purchased	427	403	332	279	368	240	271	182
Other short-term borrowings	4,894	2,702	1,297	1,574	1,775	1,556	1,359	1,415
Other liabilities	4,679	4,349	3,792	3,868	3,951	3,424	3,092	3,474
Long-term debt	9,800	10,152	10,555	9,558	10,953	10,989	10,947	10,507

Total liabilities	101,847	98,204	98,293	96,927	98,409	98,324	99,243	99,883

Equity
Common and preferred equity	12,552	12,242	12,025	13,867	13,584	13,395	13,321	13,457
Net unrealized gains (losses):
Available-for-sale securities	519	397	277	321	434	432	268	216
Qualifying cash flow hedges	91	68	58	67	73	84	98	105
Accumulated other comprehensive income related to employee benefit plans	(68)	(69)	(72)	(74)	(75)	(76)	(78)	(80)
Treasury stock, at cost	(65)	(66)	(125)	(130)	(132)	(134)	(201)	(201)

Total Bancorp shareholders’ equity	13,029	12,572	12,163	14,051	13,884	13,701	13,408	13,497
Noncontrolling interest	29	29	29	29	29	—	—	—

Total equity	13,058	12,601	12,192	14,080	13,913	13,701	13,408	13,497

Total liabilities & equity	$114,905	$110,805	$110,485	$111,007	$112,322	$112,025	$112,651	$113,380

Quarterly Data

Share Data
Preferred shares outstanding	16,450	16,450	16,450	152,771	152,771	152,771	152,771	152,771
Common shares outstanding, excluding treasury	919,778,512	919,818,137	918,728,008	796,272,522	796,283,198	796,319,712	794,816,131	795,068,164
Treasury shares held	4,114,068	4,074,443	5,164,573	5,231,665	5,220,989	5,184,475	6,688,056	6,436,023

Quarterly Data

	Three Months Ended
	September 30, 2011	June 30, 2011	March 31, 2011	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010	December 31, 2009
Average Balance Sheet ($ in millions, except share data)
Assets
Interest-earning assets:
Loans and leases	$80,013	$79,153	$79,379	$79,148	$78,854	$78,807	$80,136	$79,920
Taxable securities	15,790	15,115	15,156	15,367	15,580	16,263	17,030	16,999
Tax exempt securities	64	96	197	268	273	343	385	727
Other short-term investments	2,288	1,981	1,937	2,431	3,456	4,285	3,144	1,143

Total interest-earning assets	98,155	96,345	96,669	97,214	98,163	99,698	100,695	98,789
Cash and due from banks	2,362	2,356	2,268	2,284	2,283	2,163	2,247	2,276
Other assets	15,381	15,298	14,897	15,449	15,088	14,550	14,262	14,084
Allowance for loan and lease losses	(2,603)	(2,799)	(2,990)	(3,089)	(3,680)	(3,798)	(3,771)	(3,644)

Total assets	$113,295	$111,200	$110,844	$111,858	$111,854	$112,613	$113,433	$111,505

Liabilities
Interest-bearing liabilities:
Interest checking	$18,322	$18,701	$18,539	$17,578	$17,142	$18,652	$19,533	$16,324
Savings	21,747	21,817	21,324	20,602	19,905	19,446	18,469	17,540
Money market	5,213	5,009	5,136	4,985	4,940	4,679	4,622	4,279
Foreign office	3,255	3,805	3,580	3,733	3,592	3,325	2,757	2,516
Other time	6,008	6,738	7,363	8,490	10,261	11,336	12,059	13,049
Certificates - $100,000 and over	3,376	3,955	4,226	4,858	6,096	6,354	7,049	8,200
Other foreign office	7	2	1	9	4	5	8	51
Federal funds purchased	376	344	310	376	302	264	220	423
Other short-term borrowings	4,033	1,605	1,638	1,728	1,880	1,478	1,449	3,029
Long-term debt	10,136	10,527	10,255	10,298	10,954	10,876	11,489	10,404

Total interest-bearing liabilities	72,473	72,503	72,372	72,657	75,076	76,415	77,655	75,815
Demand deposits	23,677	22,174	21,582	21,066	19,362	19,406	18,822	18,137
Other liabilities	4,275	4,129	3,809	4,099	3,544	3,229	3,438	3,829

Total liabilities	100,425	98,806	97,763	97,822	97,982	99,050	99,915	97,781
Equity	12,870	12,394	13,081	14,036	13,872	13,563	13,518	13,724

Total liabilities & equity	$113,295	$111,200	$110,844	$111,858	$111,854	$112,613	$113,433	$111,505

Average loans and leases (excluding held for sale)	$78,620	$77,937	$77,636	$76,236	$76,617	$76,973	$78,381	$77,601
Average common shares outstanding:
Basic	914,946,545	914,600,600	880,829,800	791,072,308	791,016,740	790,838,716	790,472,577	790,441,911
Diluted	955,490,439	955,477,616	894,841,321	836,224,575	797,492,107	802,254,845	790,472,577	790,441,911

Quarterly Data

	Three Months Ended
	September 30, 2011	June 30, 2011	March 31, 2011	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010	December 31, 2009
(net of unearned discount)
End of Period Loans and Leases ($ in millions)
Commercial:
Commercial and industrial loans	$29,324	$28,155	$27,431	$27,274	$26,502	$26,011	$26,134	$25,687
Commercial mortgage	9,967	10,331	10,617	10,992	11,333	11,569	11,865	11,936
Commercial construction	1,707	1,805	2,020	2,111	2,500	3,042	3,396	3,871
Commercial leases	3,368	3,326	3,367	3,378	3,304	3,271	3,388	3,535

Subtotal - commercial	44,366	43,617	43,435	43,755	43,639	43,893	44,783	45,029
Consumer:
Residential mortgage	11,878	10,838	10,557	10,858	9,989	9,672	9,239	9,845
Home equity	10,920	11,048	11,222	11,513	11,774	11,987	12,186	12,174
Automobile loans	11,593	11,315	11,129	10,983	10,738	10,285	10,180	8,995
Credit card	1,878	1,856	1,821	1,896	1,832	1,841	1,863	1,990
Other consumer loans and leases	421	478	592	702	770	704	779	813

Subtotal - consumer	36,690	35,535	35,321	35,952	35,103	34,489	34,247	33,817

Total loans and leases	$81,056	$79,152	$78,756	$79,707	$78,742	$78,382	$79,030	$78,846

(net of unearned discount)
Average Loans and Leases ($ in millions)
Commercial:
Commercial and industrial loans	$28,824	$27,970	$27,404	$26,509	$26,348	$26,179	$26,299	$25,838
Commercial mortgage	10,140	10,491	10,816	11,276	11,462	11,772	11,836	12,126
Commercial construction	1,777	1,950	2,085	2,289	2,955	3,258	3,781	4,134
Commercial leases	3,300	3,349	3,364	3,314	3,257	3,336	3,468	3,574

Subtotal - commercial	44,041	43,760	43,669	43,388	44,022	44,545	45,384	45,672
Consumer:
Residential mortgage	11,224	10,655	10,736	10,693	9,897	9,390	9,478	10,141
Home equity	10,985	11,144	11,376	11,655	11,897	12,102	12,338	12,291
Automobile loans	11,445	11,188	11,070	10,825	10,517	10,170	10,185	8,973
Credit card	1,864	1,834	1,852	1,844	1,838	1,859	1,940	1,982
Other consumer loans and leases	454	572	676	743	683	741	811	861

Subtotal - consumer	35,972	35,393	35,710	35,760	34,832	34,262	34,752	34,248

Total average loans and leases	$80,013	$79,153	$79,379	$79,148	$78,854	$78,807	$80,136	$79,920

Asset Quality ($ in millions)
Nonaccrual portfolio loans and leases	$1,134	$1,240	$1,287	$1,333	$1,378	$2,236	$2,423	$2,642
Nonaccrual loans held for sale	171	147	184	247	680	163	239	220
Restructured loans - commercial (non accrual) held for sale	26	29	32	47	19	4	4	4
Restructured loans and leases (non accrual) portfolio	404	399	358	347	206	294	310	305
Other assets, including other real estate owned	406	449	481	494	498	439	396	297

Total nonperforming assets	$2,141	$2,264	$2,342	$2,468	$2,781	$3,136	$3,372	$3,468

Ninety days past due loans and leases	$274	$279	$266	$274	$317	$397	$436	$567

(non-accrual plus renegotiated)
Nonperforming Loans ($ in millions)
Commercial and industrial loans and leases	$646	$684	$652	$753	$769	$800	$828	$840
Commercial mortgage	513	558	559	581	820	878	980	1,035
Commercial construction loans	194	187	208	258	371	469	606	741
Consumer mortgage and construction	276	272	261	268	208	435	408	412
Other consumer loans and leases	108	114	181	114	115	115	153	144

Total nonperforming loans and leases (including held for sale)	$1,737	$1,815	$1,861	$1,974	$2,283	$2,697	$2,975	$3,172

Quarterly Data

Credit Charge-Offs ($ in millions)
Gross charge-offs	$(294)	$(343)	$(397)	$(399)	$(992)	$(472)	$(622)	$(743)
Recoveries	32	39	30	43	36	38	40	35

Net losses charged off	$(262)	$(304)	$(367)	$(356)	$(956)	$(434)	$(582)	$(708)